UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2014

Dollar General Corporation

(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously disclosed, Mr. Richard W. Dreiling, Chairman and Chief Executive Officer of Dollar General Corporation (the “Company”), advised the Company on June 24, 2014 of his intention to retire as Chief Executive Officer effective May 30, 2015 or upon the appointment of a successor. In connection with the Company’s proposal to acquire all of the outstanding shares of common stock of Family Dollar Stores, Inc. (“Family Dollar”) (the “Proposed Transaction”), Mr. Dreiling informed the Board of Directors that he is committed to remaining as Chief Executive Officer of the Company through May 2016 if the Proposed Transaction occurs in order to oversee the successful integration of Family Dollar and the Company, and, at the request of the Board of Directors and upon being duly elected, to continuing to serve on the Board of Directors and as Chairman beyond that date.

ITEM 7.01                                  REGULATION FD DISCLOSURE.

As discussed in Item 8.01 below, on August 18, 2014, the Company issued a press release announcing that it had delivered to the Board of Directors of Family Dollar a proposal (the “Proposal”) in connection with the Proposed Transaction. The press release announcing the Proposal, including the full text of the letter delivered to the Board of Directors of Family Dollar setting forth the Proposal, is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On August 18, 2014, the Company also furnished the additional information set forth in Exhibit 99.2 to this Current Report concerning the Proposed Transaction.

The information in Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 8.01                                  OTHER EVENTS.

On August 18, 2014, the Company issued a press release announcing that it had delivered to the Board of Directors of Family Dollar a proposal to acquire all of the outstanding shares of common stock of Family Dollar for $78.50 per share in cash.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(a)         Financial statements of businesses acquired.  N/A

(b)         Pro forma financial information.  N/A

(c)          Shell company transactions.  N/A

(d)         Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 18, 2014	DOLLAR GENERAL CORPORATION

		By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Dollar General Corporation News Release dated August 18, 2014
99.2	Presentation referenced during the Dollar General Corporation analyst and investor conference call on August 18, 2014